UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

 EAGLE BANCORP MONTANA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue	59601
Helena, Montana	(Zip Code)
(Address of Principal Executive Offices)
(406) 442-3080

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on October 21, 2010, two proposals were submitted to and approved by the shareholders.  Of 4,083,105 shares outstanding and entitled to vote at our Annual Meeting, 3,106,946 were present in person or by proxy.  The proposals are described in detail in the Company’s Proxy Statement.  The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1

Election of Directors:	Votes For	Votes Withheld

Peter J. Johnson	2,201,510	49,795
Rick F. Hays	1,846,831	404,474
Maureen J. Rude	2,188,461	62,844

Proposal 2

	Votes For	Votes Against	Votes Abstain

Ratification of Davis Kinard & Co., P.C.
as independent registered public accountants	3,106,946	2,030	21,032

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eagle Bancorp Montana, Inc.

By:	/s/ Clint J. Morrison
Clint J. Morrison
Senior Vice President & CFO

Date:  October 26, 2010